UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 14, 2015
(Date of earliest event reported: May 29, 2015)

AP GAMING HOLDCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55119	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5475 S. Decatur Blvd., Ste #100 Las Vegas, NV 89118
(Address of principal executive offices) (Zip Code)
(702) 722-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of AP Gaming Holdco, Inc. (the “Company”) filed with the Securities and Exchange Commission ("SEC") on June 3, 2015 (the “Original Form 8-K”) disclosing, among other things, the Company's acquisition of Cadillac Jack, Inc. ("Cadillac Jack") on May 29, 2015. This Form 8-K/A includes the historical financial information of Cadillac Jack and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of Cadillac Jack as of December 31, 2014 and 2013, and the related consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for each of the two years ended December 31, 2014 and 2013, including the notes thereto, are attached as Exhibit 99.1 to this Form 8-K/A.

The audited consolidated balance sheets of Cadillac Jack as of December 31, 2013 and 2012, and the related consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for each of the two years ended December 31, 2013 and 2012, including the notes thereto, are attached as Exhibit 99.2 to this Form 8-K/A.

The unaudited condensed consolidated balance sheets of Cadillac Jack as of March 31, 2015 and December 31, 2014, and the related condensed consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for the three months ended March 31, 2015 and 2014, including the notes thereto, are attached as Exhibit 99.3 to this Form 8-K/A.

The report of Deloitte & Touche LLP, independent auditors, for the Cadillac Jack consolidated balance sheets as of December 31, 2014, 2013 and 2012, and the related consolidated statements of income (loss) and comprehensive income (loss), stockholder’s deficit, and cash flows for the years then ended, and the related notes to the consolidated financial statements, is attached as Exhibit 99.4 to this Form 8-K/A.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet as of March 31, 2015 and the unaudited pro forma combined statements of operations for the three month period ended March 31, 2015 and for the year ended December 31, 2014, and the accompanying notes, are attached as Exhibit 99.5 to this Form 8-K/A.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1
Audited consolidated balance sheets of Cadillac Jack as of December 31, 2014 and 2013, and the related consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for each of the two years ended December 31, 2014 and 2013, including the notes thereto.

99.2
Audited consolidated balance sheets of Cadillac Jack as of December 31, 2013 and 2012, and the related consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for each of the two years ended December 31, 2013 and 2012, including the notes thereto.

99.3
Unaudited condensed consolidated balance sheets of Cadillac Jack as of March 31, 2015 and December 31, 2014, and the related condensed consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for the three months ended March 31, 2015 and 2014, including the notes thereto.

99.4
Report of Deloitte & Touche LLP, independent auditors, for the Cadillac Jack consolidated balance sheets as of December 31, 2014, 2013 and 2012, and the related consolidated statements of income (loss) and comprehensive income (loss), stockholder’s deficit, and cash flows for the years then ended.

99.5
Unaudited pro forma combined balance sheet as of March 31, 2015 and the unaudited pro forma combined statements of operations for the three month period ended March 31, 2015 and for the year ended December 31, 2014, and the accompanying notes.

Forward-Looking Statements
This Form 8-K/A contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, particularly with respect to the Company’s acquisition of Cadillac Jack. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “project,” “assume,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates, including the estimates and assumptions related to the preparation of the pro forma financial information contained herein (including the preliminary purchase price allocation based on the estimated fair values of the assets acquired and liabilities assumed of Cadillac Jack as of the date of acquisition), and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in the forward-looking statements due to a variety of risks and uncertainties and other factors, including adjustments to the fair values of the assets and liabilities of Cadillac Jack once the related valuations have been finalized.
Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on August 14, 2015 (including under the headings “Forward Looking Statements” and “Risk Factors”) and other reports filed with the SEC. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

AP GAMING HOLDCO, INC.

Date:	August 14, 2015	By:	/s/ KIMO AKIONA
		Name:	Kimo Akiona
		Title:	Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1
Audited consolidated balance sheets of Cadillac Jack as of December 31, 2014 and 2013, and the related consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for each of the two years ended December 31, 2014 and 2013, including the notes thereto.

99.2
Audited consolidated balance sheets of Cadillac Jack as of December 31, 2013 and 2012, and the related consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for each of the two years ended December 31, 2013 and 2012, including the notes thereto.

99.3
Unaudited condensed consolidated balances sheet of Cadillac Jack as of March 31, 2015 and December 31, 2014, and the related condensed consolidated statements of (loss) income and comprehensive (loss) income, stockholders’ deficit and cash flows for the three months ended March 31, 2015 and 2014, including the notes thereto.

99.4
Report of Deloitte & Touche LLP, independent auditors, for the Cadillac Jack consolidated balance sheets as of December 31, 2014, 2013 and 2012, and the related consolidated statements of income (loss) and comprehensive income (loss), stockholder’s deficit, and cash flows for the years then ended.

99.5
Unaudited pro forma combined balance sheet as of March 31, 2015 and the unaudited pro forma combined statements of operations for the three month period ended March 31, 2015 and for the year ended December 31, 2014, and the accompanying notes.